UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2021

GROM SOCIAL ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Florida	001-40409	46-5542401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2060 NW Boca Raton Blvd. #6
Boca Raton, Florida 33431
(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 287-5776

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.001	GROM	The Nasdaq Capital Market
Warrants to purchase shares of Common Stock, par value $0.001 per share	GROMW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1	Registrant’s Business and Operations
Item 1.01	Entry into a Material Definitive Agreement

Curiosity Ink Acquisition

On August 19, 2021, Grom Social Enterprises, Inc., a Florida corporation (the “Company” or “Grom”), consummated the acquisition (“Acquisition”) of Curiosity Ink Media LLC, a Delaware limited liability company (“Curiosity Ink” or “CIM”), in accordance with the terms of the Membership Interests Purchase Agreement dated July 29, 2021 (“Purchase Agreement”) among the Company, Curiosity Ink and the owners of all of Curiosity Ink’s outstanding membership interests (“Sellers”). The execution of the Purchase Agreement was previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on August 4, 2021. The Company purchased from Sellers in the aggregate 80% of Curiosity Ink’s outstanding membership interests (the “Purchased Interests”) for consideration comprising (A) $5,000,000 in value paid at closing through the issuance to Sellers of an aggregate of 1,771,883 unregistered (i.e., restricted) shares of the Company’s Common Stock, valued at $2.89 per share based on the 20-day volume-weighted average price (VWAP) of the Common Stock at close of trading on August 18, 2021; and (B) up to an additional $17,500,000 in value payable in the future in a combination of 50% cash (“Contingent Cash”) and 50% shares of Company Common Stock (“Contingent Shares”) if Curiosity Ink achieves certain specific earnings targets post-closing. The number of Contingent Shares will be based on the VWAP of Company’s Common Stock as of the relevant determination date(s). As a result of the Acquisition, the Company owns 80% and the Sellers collectively own 20% of Curiosity Ink.

On the closing date, the Company entered into a new CIM limited liability company agreement with Sellers (“CIM LLC Agreement”) detailing their mutual agreement with regard to the management, operation and regulation of CIM and its membership interests owned by such parties. Under the CIM LLC Agreement, CIM’s business and affairs are managed, operated and controlled exclusively by or under the direction of the Board of Managers, the majority (3) of which are selected by the Company and the remainder (2) by Sellers Russell Hicks and Brent Watts. Any determination by or consent and decision of the Board of Managers may be made only by the affirmative vote of a majority of CIM’s Board of Managers

In addition, pursuant to the terms of the Purchase Agreement on the closing date the Company paid or delivered to Curiosity Ink, as a capital contribution: (i) $400,000 in cash and (ii) Grom’s $278,000 principal amount 8% convertible promissory note (“Convertible Note”), which cash and Convertible Note Curiosity Ink then effectively transferred to Messrs. Hicks and Watts in order to satisfy and pay in full the outstanding loans and/or advances previously made by such Sellers to Curiosity Ink (aggregating $678,000) at earlier dates. Such transferred Convertible Notes, now held by Messrs. Hicks and Watts, have an 18-month term, are convertible at the option of the holder into shares of Company Common Stock at a conversion price of $3.28 per share, and may be prepaid by the Company at any time, in whole or in part, without penalty or premium. The Convertible Notes are subordinated by their terms to the Company’s senior indebtedness.

Employment Agreements

In connection with the closing of the Acquisition, on August 19, 2021, the Company entered into Employment Agreements with Mr. Hicks (to serve as President and Chief Content Officer of Curiosity Ink) and Mr. Watts (to serve as Chief Creative Officer of Curiosity Ink) for initial annual base salaries of $220,000 and $220,000, respectively, minimum 5% annual increases, and annual bonus opportunities of up to 80% of base salary. The term of these Employment Agreements is initially three years, with an automatic renewal for an additional two-year term and then for successive one-year terms unless notice of termination is given by either party at least 60 days prior to the end of the then current term. Grom also granted to Mr. Hicks 74,000 and Mr. Watts 67,250 non-qualified options (“NQOs”) to purchase Grom Common Stock at an exercise price of $2.98 per share, which NQOs vest one-third on each of the first, second and third anniversary of the closing date. If either Employment Agreement is terminated by the Company without cause or by the executive for good reason (each as defined therein), then the executive will be entitled to receive a lump sum cash severance payment of between 25% and 100% of base salary depending on the timing of the termination. The Employment Agreements also contain customary work product, confidentiality, non-competition and non-solicitation provisions.

The foregoing descriptions of the Acquisition, Purchase Agreement, CIM LLC Agreement, Convertible Notes, Employment Agreements and NQOs do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, copies of which are attached to this Report as Exhibits 4.1, 10.1-10.6 and 99.1 and incorporated herein by reference.

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Section 2	Financial Information
Item 2.01	Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosure set forth under Item 1.01 above with respect to the completion of the acquisition of Curiosity Ink, which disclosure is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth under Item 1.01 above with respect to the issuance of the Note, which disclosure is incorporated herein by reference.

Section 3	Securities and Trading Markets
Item 3.02	Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

The issuance of the shares of common stock issued to the Sellers will be exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), as transactions by an issuer not involving a public offering.

Item 7.01	Regulation FD Disclosure.

On August 23, 2021, the Company issued a press release announcing the closing of the Acquisition and related matters.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing of ours under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

Cautionary Statements

This filing includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect the Company’s operations, financial performance, and other factors as discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). Among the factors that could cause results to differ materially are those risks discussed in the periodic reports the Company files with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.” The Company does not undertake any duty to update any forward-looking statement except as required by law.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
4.1	8% Convertible Promissory Note, dated August 19, 2021, issued by Grom Social Enterprises, Inc. to Curiosity Ink Media LLC
10.1

Membership Interest Purchase Agreement dated July 29, 2021, by and among the Company, Sellers and CIM (filed with the SEC as Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated August 4, 2021, which exhibit is incorporated herein by reference)

10.2	Amended and Restated Limited Liability Company Agreement dated as of August 19, 2021 by and among CIM, Grom and Sellers
10.3	Employment Agreement dated as of August 19, 2021 between the Company and Russell Hicks

10.4	Non-Qualified Stock Option Agreement dated August 19, 2021 between the Company and Russell Hicks

10.5	Employment Agreement dated as of August 19, 2021 between the Company and Brent Watts

10.6	Non-Qualified Stock Option Agreement dated August 19, 2021 between the Company and Brent Watts

99.1	Press Release, dated August 23, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROM SOCIAL ENTERPRISES, INC.

Date: August 23, 2021	By:	/s/ Darren Marks
Darren Marks Chief Executive Officer

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